CERTIFICATIONS OF CEO AND CFO PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Nutrition 21, Inc., a New York corporation (the "Company"), on Form 10-K for the year ending June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), Gail
Montgomery, President and Chief Executive Officer of the Company and Paul Intlekofer, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /s/    Gail Montgomery
     -------------------------------------
              Gail Montgomery
     President and Chief Executive Officer
     September 29, 2003

      /s/     Paul Intlekofer
     -------------------------------------
              Paul Intlekofer
     Chief Financial Officer
     September 29, 2003

A signed original of this written statement required by Section 906 has been provided to Nutrition 21, Inc. and will be retained by Nutrition 21, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.